As filed with the Securities and Exchange Commission on November 20, 2009.

===============================================================================
                                                   1933 Act File No. 333-143792
                                                    1940 Act File No. 811-22080


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[X] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2)).
[ ] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12


                     FIRST TRUST ACTIVE DIVIDEND INCOME FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

                                    PRELIMINARY COPY--DRAFT OF NOVEMBER 20, 2009


                     FIRST TRUST ACTIVE DIVIDEND INCOME FUND

                        120 East Liberty Drive, Suite 400
                             Wheaton, Illinois 60187

                               December ____, 2009




Dear Shareholders:

         The accompanying materials relate to the Special Meeting of Shareholders (referred to as the "Meeting") of First Trust Active Dividend Income Fund (the "Fund"). The Meeting will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on ____________, February __, 2010, at 4:00 p.m. Central Time.

         At the Meeting, you will be asked (1) to vote on a proposal to approve a new investment sub-advisory agreement among the Fund, Fund Trust Advisors L.P., the Fund's investment advisor, and Aviance Capital Management, LLC ("Aviance"), the Fund's investment sub-advisor, under which Aviance would continue to manage the Fund's assets and (2) to transact such other business as may properly come before the Meeting and any adjournments and postponements thereof. The Board of Trustees of the Fund is recommending that shareholders approve the proposal. The proposal is described in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement.

         Your participation at the Meeting is very important. If you cannot attend the Meeting, you may participate by proxy. As a Shareholder, you cast one vote for each share of the Fund that you own and a proportionate fractional vote for any fraction of a share that you own. Please take a few moments to read the enclosed materials and then cast your vote using one of the methods indicated on the enclosed proxy card.

         Voting takes only a few minutes. Each Shareholder's vote is important. Your prompt response will be much appreciated.

         After you have voted on the proposal, please be sure to sign your proxy card and return it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by following the instructions on the proxy card.

         We appreciate your participation in this important Meeting.

         Thank you.

                                          Sincerely,

                                          James A. Bowen
                                          Chairman of the Board



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IF YOU NEED ANY ASSISTANCE,  OR HAVE ANY QUESTIONS  REGARDING THE PROPOSAL OR
HOW TO VOTE YOUR SHARES, CALL THE FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT (866) ____________ WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
-------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

         3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

   REGISTRATION                                     VALID SIGNATURE

   CORPORATE ACCOUNTS

   (1)    ABC Corp.                                 ABC Corp.
   (2)    ABC Corp.                                 John Doe, Treasurer
   (3)    ABC Corp.
              c/o John Doe, Treasurer               John Doe
   (4)    ABC Corp. Profit Sharing Plan             John Doe, Trustee

   TRUST ACCOUNTS

   (1)    ABC Trust                                 Jane B. Doe, Trustee
   (2)    Jane B. Doe, Trustee
              u/t/d 12/28/78                        Jane B. Doe

   CUSTODIAL OR ESTATE ACCOUNTS

   (1) John B. Smith, Cust.
              f/b/o John B. Smith, Jr., UGMA       John B. Smith
   (2)    John B. Smith                            John B. Smith, Jr., Executor

                     FIRST TRUST ACTIVE DIVIDEND INCOME FUND

                        120 East Liberty Drive, Suite 400
                             Wheaton, Illinois 60187


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         To be held on February __, 2010
December ____, 2009

To the Shareholders of First Trust Active Dividend Income Fund:

         Notice is hereby given that the Special Meeting of Shareholders (referred to as the "Meeting") of First Trust Active Dividend Income Fund (the "Fund"), a Massachusetts business trust, will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on ___________, February __, 2010, at 4:00 p.m. Central Time, for the following purposes:

                  1. To approve a new investment sub-advisory agreement among the Fund, First Trust Advisors L.P., as investment advisor, and Aviance Capital Management, LLC, as investment sub-advisor.

                  2. To transact such other business as may properly come before the Meeting (including any adjournments or postponements).

         The close of business on ______________, ______________, 2009 has been fixed as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

                                        By order of the Board of Trustees,


                                        W. Scott Jardine
                                        Secretary




-------------------------------------------------------------------------------
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER. ALTERNATIVELY, SHAREHOLDERS MAY VOTE BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR HOW TO VOTE YOUR SHARES, CALL THE FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT (866) _____________ WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
-------------------------------------------------------------------------------

                       This page intentionally left blank.

                     FIRST TRUST ACTIVE DIVIDEND INCOME FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY __, 2010

                        120 East Liberty Drive, Suite 400
                             Wheaton, Illinois 60187

                                 PROXY STATEMENT

                              December _____, 2009



         This Proxy Statement and the enclosed proxy card will first be mailed to shareholders on or about December ______, 2009.

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of First Trust Active Dividend Income Fund (the "Fund"), a Massachusetts business trust, for use at the Special Meeting of Shareholders of the Fund to be held on ____________, February __, 2010, at 4:00 p.m. Central Time, at the offices of First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor"), located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, and at any adjournments or postponements thereof (referred to collectively as the "Meeting"). A Notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement.

         As discussed more fully below, shareholders of the Fund are being asked:

         1. To vote to approve a new investment sub-advisory agreement among the Fund, the Advisor and Aviance Capital Management, LLC ("Aviance" or the "Sub-Advisor"), as investment sub-advisor.

         2. To transact such other business as may properly come before the Meeting (including any adjournments or postponements).

         Proxy solicitations will be made, beginning on or about December __, 2009, primarily by mail. However, proxy solicitations may also be made by telephone or personal interviews conducted by (i) officers of the Fund; (ii) The Altman Group, Inc. ("Altman"), a proxy solicitor; (iii) First Trust Advisors;
(iv) PNC Global Investment Servicing (U.S.) Inc. ("PNC"), the administrator, accounting agent and transfer agent of the Fund and an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc.; or (v) any affiliates of the foregoing entities.

         The costs of preparing, printing and mailing this Proxy Statement and its enclosures and all other costs in connection with the solicitation of proxies (including amounts charged by Altman for its proxy solicitation services, which amounts are expected to be approximately $25,000), will be shared equally by the Advisor and the Sub-Advisor. The Advisor and the Sub-Advisor also will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of Fund shares.

         The close of business on _____________, 2009 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting. The Fund has one class of shares of beneficial interest with a par value of $0.01 per share, known as common shares ("Shares"). Shareholders of record on the Record Date are entitled to one vote for each Share the shareholder owns and a proportionate fractional vote for any fraction of a Share the shareholder owns.

         Shares of the Fund are listed on the New York Stock Exchange under the ticker symbol "FAV." On the Record Date, the Fund had ____ Shares outstanding.

         For shareholders voting by mail, if the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Fund Shares represented thereby will be voted in accordance with the instructions marked thereon, or, if no instructions are marked thereon, will be voted at the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted FOR the proposal to approve the new investment sub-advisory agreement, and at the discretion of the named proxies on any other matters that may properly come before the Meeting, as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her or its Shares in person, or by timely submitting a letter of revocation or a later-dated proxy to the Fund at the above address. A list of shareholders entitled to notice of and to be present and to vote at the Meeting will be available at the offices of the Fund, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder during regular business hours prior to the Meeting. Shareholders will need to show valid identification and proof of Share ownership to be admitted to the Meeting or to inspect the list of shareholders.

         Under the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding shares entitled to vote on a matter. For the purposes of establishing whether a quorum is present, all Shares present and entitled to vote, including abstentions and broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power), shall be counted. Any meeting of shareholders may be postponed prior to the meeting with notice to the shareholders entitled to vote at that meeting. Any meeting of shareholders may, by action of the chairman of the meeting, be adjourned to permit further solicitation of proxies without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, whether or not a quorum is present with respect to such matter. In addition, upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment must be approved by the vote of holders of a majority of the Shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any Shares present and entitled to vote at a meeting, including broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment or adjournments.

         IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON FEBRUARY __, 2010. This Proxy Statement is available on the Internet at:
[http://www.ftportfolios.com/redirect.aspx?keyword=_________.] The Fund's most recent annual and semi-annual reports are also available on the Internet at: http://www.ftportfolios.com/Retail/cef/CEFfundnews.aspx?Ticker=FAV. The Fund will furnish, without charge, copies of its most recent annual and semi-annual reports to any shareholder upon request. To request a copy, please write to the Advisor at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or call
(800) 988-5891.

         You may call (800) 988-5891 for information on how to obtain directions to be able to attend the Meeting and vote in person.

         In order that your Shares may be represented at the Meeting, please vote your proxy as soon as possible either by mail or by telephone, as indicated on the enclosed proxy card. If voting by mail, you are requested to:

         o   indicate your instructions on the proxy card;

         o   date and sign the proxy card;

         o mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and

         o allow sufficient time for the proxy card to be received by 4:00 p.m. Central Time, on _______________, February __, 2010. (However, proxies received after this date may still be voted in the event of an adjournment or postponement to a later date.)

   PROPOSAL: APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT FOR THE FUND

BACKGROUND AND REASON FOR VOTE

         Aviance has served as investment sub-advisor to the Fund since the Fund's inception, initially pursuant to an investment sub-advisory agreement among the Fund, the Advisor and Aviance dated September 20, 2007 (the "Original Sub-Advisory Agreement"). The Original Sub-Advisory Agreement was approved by the Fund's initial shareholder on September 13, 2007, and was last approved by the Board at a meeting held on March 1-2, 2009.

         The Original Sub-Advisory Agreement provided for its automatic termination in the event of an "assignment," as defined in the Investment Company Act of 1940 (the "1940 Act"). This provision was included in the Original Sub-Advisory Agreement because Section 15 of the 1940 Act requires, among other things, that any investment advisory agreement, including any investment sub-advisory agreement, automatically terminate in the event of its assignment. An assignment of an advisory agreement under the 1940 Act includes, among other things, a transaction that results in a change of control of the investment advisor or sub-advisor, such as a transfer of a controlling block of the advisor's outstanding voting securities; a controlling block is presumed if a person beneficially owns more than 25% of a company's voting securities. Prior to October 27, 2009, Christian C. Bertelsen, Edward C. Bertelsen, Michael J. Dixon, Gary T. Dvorchak, and FTIA Holdings, LLC ("FTIA Holdings") each owned membership interests in Aviance (each such interest, a "Membership Interest" and each owner of a Membership Interest, a "Member") of less than 25%. On October 27, 2009, the Membership Interest previously held by Mr. Dvorchak was distributed among the remaining Members on a pro rata basis in accordance with each Member's percentage Membership Interest in Aviance (the "Transaction"). Upon the completion of the Transaction, the Membership Interests held by Mr. Dixon and FTIA Holdings increased from 23.75% each to 28.80% each, which may be deemed to have resulted in a change of control of Aviance and an assignment (and therefore an automatic termination) of the Original Sub-Advisory Agreement.

         In anticipation of the completion of the Transaction and the termination of the Original Sub-Advisory Agreement, the Board held a meeting on September 25, 2009 (the "Board Meeting"), at which, after careful consideration (see "BOARD CONSIDERATIONS" below), it determined that, following the Transaction, it would be in the best interests of the Fund for Aviance to continue to act as sub-advisor to the Fund. Accordingly, as permitted under the 1940 Act, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Trustees"), approved an interim sub-advisory agreement among the Fund, the Advisor and Aviance (the "Interim Sub-Advisory Agreement") to ensure the continuation of portfolio management services to the Fund. The Interim Sub-Advisory Agreement has been in effect since October 27, 2009 and, pursuant to Rule 15a-4 under the 1940 Act, will be in effect no longer than through March 26, 2010 (i.e., 150 days after the termination of the Original Sub-Advisory Agreement (see "THE INTERIM SUB-ADVISORY AGREEMENT" below)). In addition, at the Board Meeting, the Board approved, subject to shareholder approval, a new sub-advisory agreement among the Fund, the Advisor and Aviance (the "New Sub-Advisory Agreement"). Many of the terms of the New Sub-Advisory Agreement are similar to the terms of the Original Sub-Advisory Agreement (as described below under "COMPARISON OF CERTAIN TERMS OF THE NEW SUB-ADVISORY AGREEMENT AND ORIGINAL SUB-ADVISORY AGREEMENT").

AVIANCE CAPITAL MANAGEMENT, LLC

         General and Organizational Information

         Aviance, a registered investment advisor under the Investment Advisers Act of 1940, is a Florida limited liability company founded in November 2006 and located at 2080 Ringling Boulevard, Sarasota, Florida 34237. Aviance is an asset management firm focused on managing multi-cap value and growth portfolios. The Manager of Aviance is Michael J. Dixon. The day-to-day operations of Aviance are carried out by Michael J. Dixon, Christian C. Bertelsen and Edward C. Bertelsen (collectively, the "Managing Partners"). Aviance's Managing Partners previously worked together in the same roles at Global Financial Private Capital, an incubator registered investment advisor and the predecessor to Aviance, from November 2004 to November 2006. As of September 30, 2009, Aviance had approximately $266 million in assets under management. Currently, Aviance is wholly owned by the Managing Partners and FTIA Holdings; they are the only Members of Aviance.

         The names, addresses and principal occupations of the persons who are currently officers of Aviance are set forth below:

----------------------- ------------------------- -----------------------------
NAME                    ADDRESS                   POSITION(S) WITH AVIANCE AND
                                                  PRINCIPAL OCCUPATION
----------------------- ------------------------- -----------------------------
Michael J. Dixon        2080 Ringling Blvd.       Manager; Member; Managing
                        Sarasota, Florida  34237  Partner; Chief Executive
                                                  Officer
----------------------- ------------------------- -----------------------------
Christian C. Bertelsen  2080 Ringling Blvd.       Member; Managing Partner;
                        Sarasota, Florida  34237  Chief Investment Officer;
                                                  Senior Portfolio Manager
----------------------- ------------------------- -----------------------------
Edward C. Bertelsen     2080 Ringling Blvd.       Member; Managing Partner;
                        Sarasota, Florida 34237   Chief Compliance Officer
----------------------- ------------------------- -----------------------------

         As indicated above, FTIA Holdings owns a 28.80% Membership Interest in Aviance. The sole Member of FTIA Holdings is First Trust Capital Partners, LLC ("First Trust Capital Partners"). The Manager of FTIA Holdings is FTIA Management, LLC ("FTIA Management"). First Trust Capital Partners is the sole Member of FTIA Management, which is a Member managed limited liability company. First Trust Capital Partners consists of two Members, including Grace Partners of DuPage L.P. ("Grace Partners"), which owns a 99% membership interest, and The Charger Corporation, which owns a 1% membership interest, and is the Manager of First Trust Capital Partners. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker-dealer services through their interests. In addition, Grace Partners is the sole limited partner, and The Charger Corporation is the sole general partner, of the Advisor and First Trust Portfolios L.P. ("First Trust Portfolios"), a broker-dealer registered under the Securities Exchange Act of 1934. The address of FTIA Holdings, First Trust Capital Partners, FTIA Management, First Trust Portfolios and the Advisor is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

         James A. Bowen is a Trustee, Chairman of the Board, and President, of the Fund; the President of the Advisor; the President of First Trust Portfolios; and the Chairman of First Trust Capital Partners, the sole Member of FTIA Holdings. By virtue of his ownership of a limited partnership interest in Grace Partners, Mr. Bowen also holds an ownership interest in (among other entities) the Advisor, Aviance, FTIA Holdings, First Trust Capital Partners, FTIA Management and First Trust Portfolios and may be deemed to have an interest in the Transaction and this Proposal.

THE INTERIM SUB-ADVISORY AGREEMENT

         Many of the terms of the Interim Sub-Advisory Agreement are similar to those of the Original Sub-Advisory Agreement; however, there are differences in provisions relating to effective date, termination and compensation, and an expense reimbursement provision that was included in the Original Sub-Advisory Agreement is no longer applicable and has been omitted (see "COMPARISON OF CERTAIN TERMS OF THE NEW SUB-ADVISORY AGREEMENT AND ORIGINAL SUB-ADVISORY AGREEMENT -- Fees" below).

         The Interim Sub-Advisory Agreement is currently in effect and, unless terminated sooner in accordance with its terms, will continue to be in effect through March 26, 2010 (i.e., 150 days after the completion of the Transaction) or until shareholders of the Fund approve the New Sub-Advisory Agreement, whichever occurs first. If shareholders of the Fund do not approve the New Sub-Advisory Agreement, the Board will take such action as it deems to be in the best interests of the Fund. In addition, the Interim Sub-Advisory Agreement may be terminated by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund upon 10 calendar days' written notice.

         The rate of compensation paid to Aviance is the same under the Interim Sub-Advisory Agreement and the Original Sub-Advisory Agreement. However, the compensation accrued under the Interim Sub-Advisory Agreement is to be held in an interest-bearing escrow account with the Fund's custodian or another bank mutually agreeable to the Advisor, the Fund and Aviance. If the New Sub-Advisory Agreement is approved by shareholders by March 26, 2010, the amount in the escrow account (including the interest earned) will be paid to Aviance. However, if shareholders do not approve the New Sub-Advisory Agreement by such date, Aviance will be paid, out of the escrow account, the lesser of: (i) any costs incurred by Aviance in performing services under the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned). As of ____________, the compensation accrued under the Interim Sub-Advisory Agreement was $______________.

         Portfolio Management

         The portfolio managers and portfolio analyst identified below are currently responsible for the day-to-day management of the Fund's portfolio pursuant to the Interim Sub-Advisory Agreement. It is currently expected that they will continue to manage the Fund's portfolio if shareholders approve the New Sub-Advisory Agreement.

         Christian C. Bertelsen
         Chief Investment Officer and Senior Portfolio Manager

         Christian C. Bertelsen has over 41 years of investment experience. Since November 2004, he was Chief Investment Officer at Global Financial Private Capital, the incubator company of Aviance. From July 1997 to December 2003, Mr. Bertelsen was director of the value equity group for Phoenix Investment Counsel, during which time he was responsible for developing strategies that focused on the analysis of dividends as a means of identifying undervalued companies and generating income. He served as Chief Investment Officer at Dreman Value Advisors between January 1996 and July 1997, and was a Senior Vice President with Eagle Asset Management between April 1993 and January 1996. From June 1986 to April 1993, Mr. Bertelsen headed the equity investment department at Colonial Advisory Services, Inc., and managed The Colonial Fund. Prior to 1986, he held positions with Batterymarch Financial Management and State Street Bank & Trust Company. Mr. Bertelsen holds an M.B.A. and a B.A. in Economics and History from Boston University.

         Edward C. Bertelsen
         Portfolio Manager -- Research

         Edward C. Bertelsen has over 14 years of experience in supporting and managing portfolios. He is also responsible for a limited number of selected client relationships. He joined Global Financial Private Capital/Aviance in April 2004 and was instrumental in creating its trading environment. Between March 2001 and April 2004, Mr. Bertelsen was a Senior Portfolio Manager with Salomon Smith Barney. Between November 1996 and March 2001, Mr. Bertelsen was employed by Legg Mason Wood Walker as a Portfolio Manager. He graduated with Honors from Albion College in 1993 with a B.A. in Economics and History and started his financial career with Raymond James in July 1993.

         James R. Neel, CFA
         Portfolio Manager

         James R. Neel, CFA, has over 30 years of experience in investment management. While managing equity mutual funds for Kemper in the 1990s, Mr. Neel won a Lipper Award in the Growth and Income category. Mr. Neel also served as the portfolio strategist for Kemper Financial Services, CEO of Dreman Value Advisors, where he worked with Christian Bertelsen, and Partner at Loomis Sayles. Mr. Neel is a graduate of Michigan State University, where he received a B.A. in 1965. He received an M.B.A. from Michigan State University in 1966. Mr. Neel earned the Chartered Financial Analyst designation in 1976. Mr. Neel also served four years as a U.S. Navy officer.

         Mark Belanian
         Portfolio Analyst

         Mark Belanian has over nine years of investment industry experience. Mr. Belanian joined Global Financial Private Capital/Aviance in February 2006 from Merrill Lynch's Global Private Client Group in Sarasota, Florida, where he had worked since February 2005. Mr. Belanian worked with Christian Bertelsen as a portfolio analyst at Phoenix Investment Counsel between June 1998 and January 2005. Mr. Belanian graduated from Trinity College with a B.A. in Modern Language.

COMPARISON OF CERTAIN TERMS OF THE NEW SUB-ADVISORY AGREEMENT AND ORIGINAL SUB-ADVISORY AGREEMENT

         Below is a brief comparison of certain terms of the Original Sub-Advisory Agreement to the corresponding terms of the New Sub-Advisory Agreement. Many of the terms of the New Sub-Advisory Agreement and the Original

Sub-Advisory Agreement are similar; however, there are differences in effective and termination dates, and an expense reimbursement provision that is no longer applicable has been deleted. For a more complete understanding of the New Sub-Advisory Agreement, please refer to the form of the New Sub-Advisory Agreement provided in Appendix A hereto. The summary of the terms and provisions of the New Sub-Advisory Agreement below is qualified in all respects by the terms and conditions of the form of New Sub-Advisory Agreement.

         Advisory Services. Both the Original Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that the Sub-Advisor will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund's investment portfolio, all on behalf of the Fund and subject to the supervision of the Fund's Board and the Advisor. As was the case under the Original Sub-Advisory Agreement, under the New Sub-Advisory Agreement, the Sub-Advisor is required to monitor the Fund's investments and to comply with the provisions of the Fund's Declaration of Trust and By-Laws and the stated investment objectives, policies and restrictions of the Fund.

         Brokerage. As was the case under the Original Sub-Advisory Agreement, the New Sub-Advisory Agreement authorizes the Sub-Advisor to select the brokers or dealers that will execute the purchases and sales of portfolio investments for the Fund, and directs the Sub-Advisor to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided.

         Fees. As was the case under the Original Sub-Advisory Agreement, under the New Sub-Advisory Agreement, the Advisor pays the Sub-Advisor a portfolio management fee on a monthly basis. Both the Original Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that for services provided and expenses assumed, the Advisor will pay the Sub-Advisor a fee equal to the annual rate of 0.50% of the Fund's "Managed Assets." The term "Managed Assets" means the average daily gross asset value of the Fund (including assets attributable to the Fund's preferred shares, if any, and the principal amount of borrowings, if any), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the
Fund). For purposes of determining Managed Assets, the liquidation preference of any outstanding preferred shares of the Fund is not treated as a liability. In addition, under the Original Sub-Advisory Agreement, the Sub-Advisor agreed to pay one-half of certain organizational costs and offering costs of the Fund; however, given that these costs have been fully paid, the New Sub-Advisory Agreement does not contain a similar provision.

         Under an investment management agreement between the Fund and the Advisor, the Advisor is entitled to payment by the Fund of an investment management fee equal to the annual rate of 1.00% of the Fund's Managed Assets. During the Fund's last fiscal year, (1) the aggregate amount of the advisory fees paid by the Fund to the Advisor was $___________ and (2) the aggregate amount of the sub-advisory fees paid by the Advisor to the Sub-Advisor under the Original Sub-Advisory Agreement was $______________.

         Payment of Expenses. As was the case under the Original Sub-Advisory Agreement, under the New Sub-Advisory Agreement, the Sub-Advisor agrees to pay all expenses it incurs in connection with its activities under such Agreement other than the cost of securities and other assets (including brokerage commissions, if any) purchased for the Fund.

         Limitation on Liability. As was the case under the Original Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that the Sub-Advisor will not be liable for, and the Fund and the Advisor will not take any action against the Sub-Advisor to hold the Sub-Advisor liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Advisor in connection with the performance of the Sub-Advisor's duties under the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its duties under such Agreement, or by reason of its reckless disregard of its obligations and duties under such Agreement.

         Continuance. The Original Sub-Advisory Agreement was originally in effect for an initial term of two years and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of the Fund approve the New Sub-Advisory Agreement, the New Sub-Advisory Agreement will expire no later than two years after the date shareholders approve the New Sub-Advisory Agreement, unless continued. Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if such continuance is specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder.

         Termination. As was the case under the Original Sub-Advisory Agreement, the New Sub-Advisory Agreement provides for termination: (1) automatically in the event of its assignment (as defined in the 1940 Act and rules and regulations thereunder); (2) at any time without the payment of any penalty by the Advisor or the Sub-Advisor upon 60 days' written notice to the other parties; and (3) by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and rules and regulations thereunder) of the Fund upon 60 days' written notice to the Sub-Advisor without the payment of any penalty. In addition, the Original Sub-Advisory Agreement was, and the New Sub-Advisory Agreement is, terminable at any time without the payment of any penalty by the Advisor, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act and rules and regulations thereunder) of the Fund in the event that it is established by a court of competent jurisdiction that the Sub-Advisor or any of its officers or directors have taken any action that results in a breach of the material covenants of the Sub-Advisor set forth in the Agreement.

BOARD CONSIDERATIONS

         The Board of Trustees of the Fund, including a majority of the Independent Trustees, approved the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement (collectively, the "Agreements") among the Fund, the Advisor and Aviance at a meeting held on September 25, 2009. The Board determined that the terms of the Agreements are fair and reasonable and in the best interests of the Fund. Based on information provided by the Advisor and Aviance, the Board concluded that it believes that the scope and quality of services to be provided to the Fund under the Agreements will be at least equivalent to the scope and quality of services provided under the Original Sub-Advisory Agreement.

         In September 2009, the Board was informed about the planned Transaction. The Board was also informed that, if the Transaction was consummated, it would result in a "change of control" of Aviance and the Original Sub-Advisory Agreement would terminate pursuant to its terms and the requirements of the 1940 Act. In light of the expected consummation of the Transaction, the Board held a special meeting on September 25, 2009, to consider the approval of the Agreements.

         To reach its determination, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In connection with its deliberations regarding the Agreements, the Board noted the Advisor's representation that apart from their effective and termination dates and any provisions of the Interim Sub-Advisory Agreement required by Rule 15a-4 under the 1940 Act, the Agreements were the same in all material respects as the Original Sub-Advisory Agreement. The Board noted that it had recently considered Aviance's capabilities and the terms of the Original Sub-Advisory Agreement at a meeting held on March 1-2, 2009. The Board considered that in connection with the March 1-2, 2009 meeting, it had received a report from Aviance that, among other things, outlined the services provided by Aviance (including the relevant personnel responsible for these services and their experience); the sub-advisory fees for the Fund as compared to fees charged to other clients of Aviance; the nature of expenses incurred by Aviance in providing services to the Fund and the potential for economies of scale, if any; financial data on Aviance; any fall-out benefits to Aviance; and information on Aviance's compliance program. Prior to the September meeting, Aviance provided the Board with an update to its report for the March meeting, updated performance information and an updated Form ADV reflecting changes that occurred since March 2009.

         Because the Board determined that any differences between the Original Sub-Advisory Agreement and the Agreements were immaterial, the Board determined that much of its previous analysis in approving the Original Sub-Advisory Agreement applied to its review and consideration of the Agreements. Accordingly, the Board took note of such prior analysis and supplemented it with the additional considerations noted below. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by Aviance.

         In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by Aviance under the Agreements. The Board considered the background and experience of Aviance's portfolio management team, noting that the Transaction was not expected to affect the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services to be provided to the Fund by Aviance under the Agreements are expected to be satisfactory.

         The Board considered the sub-advisory fees to be paid under the Agreements, noting that they would be the same as the fees paid under the Original Sub-Advisory Agreement. The Board noted that, as required by Rule 15a-4, the sub-advisory fee under the Interim Sub-Advisory Agreement would be no greater than the fee under the Original Sub-Advisory Agreement. The Board also noted that the sub-advisory fee rate is lower than the fee rate charged by Aviance to its other clients. The Board concluded that the sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by Aviance under the Agreements.

         The Board noted that Aviance did not identify any economies of scale realized in connection with providing services to the Fund and represented that Aviance was providing sub-advisory services to the Fund at a loss. The Board noted Aviance's statement that Aviance's partners, which include an affiliate of the Advisor, had committed to provide any necessary financing for Aviance. The Board noted that Aviance does not maintain any soft-dollar arrangements and that Aviance indicated that it benefits from its relationship to the Fund by increased institutional recognition, which has resulted in new institutional assets under management.

         Based on all of the information considered and the conclusions reached, the Board, including a majority of the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

SHAREHOLDER APPROVAL AND REQUIRED VOTE

         To become effective, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding Shares of the Fund. For purposes of determining the approval of the New Sub-Advisory Agreement, abstentions and broker non-votes will have the effect of a vote against this Proposal.

         THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL. If you need any assistance, or have any questions regarding this Proposal or how to vote your Shares, call the Fund's proxy solicitor, The Altman Group, Inc., at (866) ___________ weekdays from 9:00 a.m. to 10:00 p.m. Eastern Time.

                             ADDITIONAL INFORMATION

INFORMATION ABOUT THE ADVISOR

         First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, serves as the Fund's investment advisor and will continue to serve as such after the approval by shareholders of the New Sub-Advisory Agreement.

INFORMATION ABOUT THE ADMINISTRATOR, ACCOUNTING AGENT AND TRANSFER AGENT

         PNC acts as the administrator, accounting agent and transfer agent to the Fund and its principal U.S. office is located at 4400 Computer Drive, Westborough, Massachusetts 01581. PNC is a leading provider of processing, technology and business intelligence services to asset managers, broker/dealers and financial advisors.

BENEFICIAL OWNERSHIP

         As of ____________, 2009, no Trustee or officer of the Fund beneficially owned any of the Fund's outstanding Shares.


         To the knowledge of the Board of Trustees, as of the Record Date, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) beneficially owned more than 5% of the Fund's outstanding Shares, except as noted in the following table. Information as to beneficial ownership of Shares is based on a securities position listing report from The Depository Trust & Clearing Corporation ("DTCC") as of the Record Date. The Fund does not have any knowledge of the identity of the ultimate beneficiaries of the Shares listed below.
-------------------------- -------------------------- -------------------------
   NAME AND ADDRESS OF        SHARES BENEFICIALLY        % OUTSTANDING SHARES
    BENEFICIAL OWNER                 OWNED                BENEFICIALLY OWNED
-------------------------- -------------------------- -------------------------

-------------------------- -------------------------- -------------------------

-------------------------- -------------------------- -------------------------

SHAREHOLDER PROPOSALS

         To be considered for presentation at the Annual Meeting of Shareholders of the Fund to be held in 2010, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must have been received at the office of the Fund, located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, not later than November 20, 2009.

         Under the Fund's By-Laws, any proposals by shareholders may only be brought before an annual meeting of the Fund if timely written notice (the "Shareholder Notice") is provided to the Secretary of the Fund. In accordance with the advance notice provisions included in the Fund's By-Laws, unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed to and received at the principal executive offices of the Fund not less than forty-five (45) days nor more than sixty (60) days prior to the first anniversary date of the date of the proxy statement released to shareholders for the preceding year's annual meeting. However, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Shareholder Notice must be given as described above by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed. Shareholder Notices should be sent to the Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187,
Attention: W. Scott Jardine, Secretary.

         Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

SHAREHOLDER COMMUNICATIONS

         Shareholders of the Fund who want to communicate with the Board of Trustees or any individual Trustee should write the Fund to the attention of the Fund Secretary, W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chairman of the Nominating and Governance Committee of the Board and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

FISCAL YEAR

         The fiscal year end for the Fund is November 30.

DELIVERY OF CERTAIN DOCUMENTS

         Annual reports will be sent to shareholders of record of the Fund. The Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 988-5891.

         Please note that only one annual or semi-annual report, proxy statement or Notice of Availability of Proxy Materials, as applicable, may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report, proxy statement or Notice of Availability of Proxy Materials, as applicable, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

                    OTHER MATTERS TO COME BEFORE THE MEETING

         No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund.

December __, 2009

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR ALTERNATIVELY, TO VOTE BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.

--------------------------------------------------------------------------------
IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR HOW TO VOTE YOUR SHARES, CALL THE FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT
(866) ____________ WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

                       This page intentionally left blank.

                                                                      APPENDIX A


                  FORM OF NEW INVESTMENT SUB-ADVISORY AGREEMENT

         AGREEMENT made as of this ____ day of _______, 2010 by and among First Trust Active Dividend Income Fund, a Massachusetts business trust (the "Fund"), First Trust Advisors L.P., an Illinois limited partnership (the "Manager") and a registered investment adviser with the Securities and Exchange Commission ("SEC"), and Aviance Capital Management, LLC, a Florida limited liability company and a registered investment adviser with the SEC (the "Sub-Adviser").

         WHEREAS, the Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, the Fund has retained the Manager to serve as the investment manager for the Fund pursuant to an Investment Management Agreement between the Manager and the Fund (as such agreement may be modified from time to time, the "Management Agreement");

         WHEREAS, the Management Agreement provides that the Manager may, subject to the initial and periodic approvals required under Section 15 of the 1940 Act, appoint a sub-adviser at its own cost and expense for the purpose of furnishing certain services required under the Management Agreement;

         WHEREAS, the Fund and the Manager desire to retain the Sub-Adviser to furnish investment advisory services for the Fund's investment portfolio, upon the terms and conditions hereafter set forth;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

          1. Appointment. The Fund and the Manager hereby appoint the Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund or the Manager in any way, nor otherwise be deemed an agent of the Fund or the Manager.

          2. Services to Be Performed. Subject always to the supervision of the Fund's Board of Trustees and the Manager, the Sub-Adviser will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the assets of the Fund, furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund's investment portfolio, all on behalf of the Fund and as described in the Fund's most recent effective registration statement on Form N-2, as the same may thereafter be amended from time to time. In the performance of its duties, the Sub-Adviser will in all material respects (a) satisfy any applicable fiduciary duties it may have to the Fund, (b) monitor the Fund's investments, and (c) comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund or the Manager to the Sub-Adviser in writing, and the stated investment objectives, policies and restrictions of the Fund as such objectives, policies and restrictions may subsequently be changed by the Fund's Board of Trustees and communicated by the Fund or the Manager to the Sub-Adviser in writing. The Fund or the Manager has provided the Sub-Adviser with current copies of the Fund's

Declaration of Trust, By-laws, prospectus, statement of additional information and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to the Sub-Adviser's performance under this Agreement.

         The Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio investments for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Fund's Board of Trustees and compliance with the policies and procedures adopted by the Board of Trustees for the Fund and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), the Sub-Adviser may select brokers or dealers affiliated with the Sub-Adviser. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

         In addition, the Sub-Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities placed with respect to the assets of the Fund with similar orders being made simultaneously for other accounts managed by the Sub-Adviser or its affiliates, if in the Sub-Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of the Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in a fair and equitable manner. Nevertheless, the Fund and Manager acknowledge that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable. Whenever the Fund and one or more other investment advisory clients of the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Sub-Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

         The Sub-Adviser will not arrange purchases or sales of securities between the Fund and other accounts advised by the Sub-Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Fund's policies and procedures,
(b) the Sub-Adviser determines the purchase or sale is in the best interests of the Fund, and (c) the Fund's Board of Trustees has approved these types of transactions.

         The Fund may adopt policies and procedures that modify or restrict the Sub-Adviser's authority regarding the execution of the Fund's portfolio transactions provided herein.

         The Sub-Adviser will communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will the Fund's portfolio securities be purchased from or sold to the Manager, the Sub-Adviser or any affiliated person of either the Fund, the Manager, or the Sub-Adviser, except as may be permitted under the 1940 Act.

         The Sub-Adviser further agrees that it:

                   (a) will use the same degree of skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

                   (b) will (i) conform in all material respects to all applicable rules and regulations of the Securities and Exchange Commission, (ii) comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Fund and communicated to the Sub-Adviser in writing and (iii) conduct its activities under this Agreement in all material respects in accordance with any applicable law and regulations of any governmental authority pertaining to its investment advisory activities;

                   (c) will report to the Manager and to the Board of Trustees of the Fund on a quarterly basis and will make appropriate persons available for the purpose of reviewing with representatives of the Manager and the Board of Trustees on a regular basis at such times as the Manager or the Board of Trustees may reasonably request in writing regarding the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund's investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Manager or the Board of Trustees of the Fund; and

                   (d) will prepare and maintain such books and records with respect to the Fund's securities and other transactions for the Fund's investment portfolio as required for registered investment advisers under applicable law or as otherwise requested by the Manager and will prepare and furnish the Manager and Fund's Board of Trustees such periodic and special reports as the Board or the Manager may reasonably request. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any such records upon the request of the Manager or the Fund (provided, however, that the Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law.

          3. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other assets (including brokerage commissions, if any) purchased for the Fund.

          4. Additional Sub-Advisers. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act and the approval of the Manager, the Sub-Adviser may retain one or more additional sub-advisers at the Sub-Adviser's own cost and expense for the purpose of furnishing one or more of the services described in Section 2 hereof with respect to the Fund. Retention of a sub-adviser hereunder shall in no way reduce the responsibilities or obligations of the Sub-Adviser under this Agreement and the Sub-Adviser shall be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of the Sub-Adviser's duties hereunder.

          5. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee (the "Management Fee") equal to the annual rate of 0.50% of the Fund's Managed Assets (as defined below). For purposes of calculating the Management Fee, Managed Assets means the average daily gross asset value of the Fund (including assets attributable to the Fund's Preferred Shares (as such term is defined in the Fund's prospectus), if any, and the principal amount of borrowings, if any), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of any outstanding Preferred Shares of the Fund is not treated as a liability. The Management Fee shall be payable in arrears on or about the first day of each month during the term of this Agreement.

         For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

          6. Services to Others. The Fund and the Manager acknowledge that the Sub-Adviser now acts, or may in the future act, as an investment adviser to other managed accounts and as investment adviser or sub-investment adviser to one or more other investment companies that are not a series of the Fund. In addition, the Fund and the Manager acknowledge that the persons employed by the Sub-Adviser to assist in the Sub-Adviser's duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

          7. Limitation of Liability. The Sub-Adviser shall not be liable for, and the Fund and the Manager will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Manager (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser's duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

          8. Term; Termination; Amendment. This Agreement shall become effective on ______ (the "Effective Date"), provided that it has been approved in the manner required by the 1940 Act, and shall remain in full force until _______ unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

         This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager or the Sub-Adviser upon sixty (60) days' written notice to the other parties. This Agreement may also be terminated by the Fund by action of the Board of Trustees of the Fund or by a vote of a majority of the outstanding voting securities of such Fund upon sixty (60) days' written notice to the Sub-Adviser by the Fund without payment of any penalty.

         This Agreement may be terminated at any time without the payment of any penalty by the Manager, the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the material covenants of the Sub-Adviser set forth herein.

         The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

         Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 5 earned prior to such termination and for any additional period during which the Sub-Adviser serves as such for the Fund, subject to applicable law.

          9. Compliance Certification. From time to time the Sub-Adviser shall provide such certifications with respect to Rule 38a-1 under the 1940 Act, as are reasonably requested by the Fund or Manager. In addition, the Sub-Adviser will, from time to time, provide a written assessment of its compliance program in conformity with current industry standards that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations under Rule 38a-1 under the 1940 Act.

         10. Notice. Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such other person or address as such party may designate for receipt of such notice.

     If to the Manager or the Fund:                 If to the Sub-Adviser:

First Trust Active Dividend Income Fund        Aviance Capital Management, LLC
First Trust Advisors                           2080 Ringling Boulevard
120 E. Liberty Drive, Suite 400                Sarasota, Florida  34237
Wheaton, Illinois  60187                       Attention:  Michael Dixon
Attention:  Secretary

         11. Limitations on Liability. All parties hereto are expressly put on notice of the Fund's Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein and a copy of which has been provided to the Sub-Adviser prior to the date hereof. This Agreement is executed on behalf of the Fund by an officer of the Fund in his capacity as an officer and not individually and is not binding upon any of the Trustees, officers, or shareholders of the Fund individually but the obligations imposed upon the Fund by this Agreement are binding only upon the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund for the enforcement of any claims.

         12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         13. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 11 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

         14. Amendment, Etc. This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

         15. Authority. Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform this Agreement. The Fund represents that engagement of the Sub-Adviser has been duly authorized by the Fund and is in accordance with the Fund's Declaration of Trust and other governing documents of the Fund.

         16. Severability. Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Management Fee described in Section 5 are not severable.

         17. Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein.

         IN WITNESS WHEREOF, the Fund, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

FIRST TRUST ADVISORS L.P.              FIRST TRUST ACTIVE DIVIDEND INCOME FUND



By______________________________       By__________________________________
     Title:_______________________         Title:____________________________



AVIANCE CAPITAL MANAGEMENT, LLC



By_________________________________
     Title:___________________________

FORM OF PROXY CARD
------------------


                     FIRST TRUST ACTIVE DIVIDEND INCOME FUND

      Proxy Ballot for Special Meeting of Shareholders - February __, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of Common Shares of the First Trust Active Dividend Income Fund (the "Fund"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Mark R. Bradley, Kristi A. Maher, James M. Dykas and Erin E. Chapman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, at 4:00 p.m. Central time on the date indicated above, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement dated _____________, 2009, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH.



Registration dynamically printed here




PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

--------------------------------------------------------------------------------

                     FIRST TRUST ACTIVE DIVIDEND INCOME FUND

Proxy Ballot for Special Meeting of Shareholders - February __, 2010

Vote by Phone or by Mail!               Please be sure to sign and date this
                                        proxy. Please sign exactly as your
CALL:   To vote your proxy by phone,    name appears on this proxy. When
        call our toll-free proxy        shares are held by joint tenants
        hotline at 1-___-___-____.      either may sign. When signing as
        Representatives are             attorney, executor, administrator,
        available to record your        trustee, guardian or corporate
        vote Monday through Friday      officer, please give full title as
        9:00 a.m. to 10:00 p.m.         such.
        Eastern Time.

                                        Please mark your vote on the reverse
MAIL:   To vote your proxy by mail,     of this Proxy Ballot.
        mark the appropriate voting
        box on the reverse side of      ------------------------------------
        this Proxy Ballot, sign and     Shareholder sign here
        date the ballot and return
        it in the enclosed              ------------------------------------
        postage-paid envelope or        Joint owner sign here
        mail to: The Altman Group,
        P.O. Box 238, Lyndhurst, NJ     ------------------------------------
        07071.                          Date:


                 IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.
                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT.


FIRST TRUST ACTIVE DIVIDEND INCOME FUND

                                        CONTROL NUMBER
                                        ----------------------
                                        -------------
                                        ----------------------

       WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION
            TO THIS MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER
                                  SOLICITATION.


THE PROXY BALLOT MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MANNER INDICATED. IF NO INSTRUCTION HAS BEEN INDICATED BELOW, A VOTE WILL BE CAST "FOR" THE PROPOSAL. PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY.

PLEASE MARK YOUR VOTE AS INDICATED IN THIS EXAMPLE [ ]

                                        FOR        AGAINST       ABSTAIN
Proposal -- The Board of Trustees
recommends a vote FOR the Proposal
to approve a new Investment
Sub-Advisory Agreement with
Aviance Capital Management, LLC for
the Fund.

Approval of New Investment              [ ]          [ ]           [ ]
Sub-Advisory Agreement

--------------------------------------------------------------------------------

Non-Voting items

Meeting Attendance -
Mark the box to the right if you plan to attend the Special Meeting   [ ]

--------------------------------------  ----------------------------------------
Change of Address - Please print new     Comments - Please print your
address below.                           comments below.
--------------------------------------  ----------------------------------------

--------------------------------------  ----------------------------------------

        (BARCODE HERE)            (TAGID HERE)           (CUSIP HERE)